American Beacon Ninety One Emerging Markets Equity FundSM

SUMMARY PROSPECTUS January 1, 2026

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information, dated January 1, 2026, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 1-800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | Y: ZEMAX | R6: ZEMRX | R5: ZEMIX

Investment Objective

The Fund’s investment objective is long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information  is available from your financial professional and in “Choosing Your Share Class” on page 27 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R6	R5
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	R6	R5
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.57%	2.06%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.33%	2.82%	1.12%
Fee Waiver and/or expense reimbursement[3]	(0.40%)	(1.99%)	(0.26%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.93%	0.83%	0.86%
1	Other Expenses have been restated to exclude non-recurring start-up transfer agency costs and stamp duty expenses incurred in connection with the creation of the Fund and the reorganization of the Ninety One Emerging Markets Equity Fund, a series of The Advisors’ Inner Circle Fund III, into the Fund. In addition, with respect to the R6 Class shares, which commenced operations on February 24, 2025, Other Expenses have been restated to reflect expenses actually incurred, rather than the expenses accrued during the fiscal year ended August 31, 2025, which were based on estimates.
2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s Y Class, R6 Class, and R5 Class shares, as applicable, through February 21, 2028, to the extent that Total Annual Fund Operating Expenses exceed 0.92% for the Y Class, 0.82% for the R6 Class, and 0.85% for the R5 Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (the “Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through February 21, 2028. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$95	$335	$645	$1,526
R6	$85	$452	$1,093	$2,821
R5	$88	$299	$561	$1,312

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from November 1, 2024 through August 31, 2025 (which is the portfolio turnover rate of the Fund’s predecessor through February 21, 2025), the Fund’s portfolio turnover rate was 198% of the average value of its portfolio.

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American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus1

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of emerging market companies, and in other instruments, such as shares of exchange traded funds (“ETFs”), that have economic characteristics similar to such securities.

The equity securities in which the Fund invests are primarily common stocks, but may also include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.

Emerging market countries are countries that (i) major international financial institutions, such as the International Monetary Fund and the World Bank, consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe or (ii) are represented in the MSCI Emerging Markets Index. Emerging market countries can include every nation whose market is not included in the MSCI World Index. As of October 31, 2025, the  MSCI World Index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the U.S. The Fund considers a company to be an emerging market company if: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets in emerging markets countries or (iii) it is organized under the laws of, or has a principal office or is domiciled in, an emerging market country. By applying this test, it is possible that a particular company could be deemed to be located in more than one country. A company that is deemed to be located in both an emerging market country and a non-emerging market country may be considered by the Fund to be an emerging market company.

Although the Fund may invest in securities of companies with any market capitalization, the Fund generally invests in medium and large capitalization companies. The securities of companies held by the Fund may exhibit characteristics of either value stocks or growth stocks during the time they are held by the Fund. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. The Fund typically invests in securities of approximately 70-90 companies. Although the Fund seeks investments across a number of sectors, from time to time, the Fund may have significant positions in particular sectors, including the Information Technology sector. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Information Technology sector may be lower at a future date, and the Fund’s exposure to other market sectors may be higher.

The Fund may have significant exposure to issuers located in, or with economic ties to, China and the Pacific Basin (which includes, among others, Japan, Australia, Taiwan and Hong Kong). However, as the geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to China and/or the Pacific Basin may decline, and the Fund’s exposure to other geographic areas may increase. The Fund may invest in A Shares of companies incorporated in China (“China A Shares”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. The Fund may also invest in China through H Shares, which are shares of companies incorporated in China that are traded on the Hong Kong Stock Exchange.

In selecting investments to buy for the Fund, the sub-advisor combines a proprietary screening process with a fundamental research process to seek to identify high quality, attractively valued companies with improving operating performance that are receiving increasing investor attention as evidenced by stock price momentum which the sub-advisor measures by analyzing current stock price as compared to longer term moving averages of such stock price. The sub-advisor may sell a stock if the investment case is no longer valid, the stock reaches its fair value or the sub-advisor identifies a better investment opportunity.

The sub-advisor’s investment process incorporates environmental, social, and/or governance (“ESG”) analysis as one of several considerations in assessing potential portfolio investments. While ESG information is evaluated, it is not solely determinative in any investment decision. ESG considerations are not used to limit, restrict, or exclude companies or sectors from the Fund’s investment universe, except that the sub-advisor excludes companies that are directly involved in the manufacture and production of controversial weapons, because those companies may not be in compliance with treaties or legal bans on controversial weapons. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks.

The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager receives a management fee, and ETFs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited

2American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus

number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Environmental, Social, and/or Governance Investing Risk
The use of environmental, social, and/or governance (“ESG”) considerations by  the sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations or incorporate different ESG considerations. Although the  sub-advisor has established its own process to oversee ESG integration in accordance with the Fund’s strategies, successful integration of ESG factors will depend on the  sub-advisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The sub-advisor may use ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the Fund to change its investment process with respect to the integration of ESG factors.

Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■	Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

■	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company, and delisting of these stocks could impact the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

■	China Investment Risk. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, vulnerability to competition from other emerging economies in Asia, potential for increased trade tariffs, embargoes, sanctions and other trade limitations, and custody risks associated with programs used to access Chinese securities.
Confiscatory taxation, potentially frequent changes in the law, and political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The securities markets of China are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility, and potentially fewer investment opportunities.
Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.
Adverse changes to the economic conditions of its primary trading partners may adversely affect China’s economy and the Fund’s investments. China’s economy also may be adversely impacted by a reduction in spending on Chinese products and services.
In addition, if China were to exert its authority so as to alter the economic, political, or legal structures, or the existing social policy of Hong Kong or Taiwan, investor and business confidence in Hong Kong or Taiwan could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments.

•	China A-Shares. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and are only accessible to foreign investors who are Qualified Foreign Institutional Investors (“QFIIs”) or who participate in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Programs (“Stock Connect”). The existence of a liquid trading market for China A-Shares may depend on whether there is supply of, and demand for, China A-Shares. The exchanges on which China A-Shares are traded are undergoing development and the market capitalization of, and trading volumes on, the exchanges on which China A Shares are traded may be lower than those in more developed financial markets. Comparatively lower trading volumes may well result in potential illiquidity in the securities markets and have an adverse impact on the prices of Chinese securities in which the Fund invests. Market volatility, trading suspensions or government intervention with respect to individual issuers, and settlement difficulties in the China A-Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Fund’s net asset value.

American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus3

•	Investing Through Stock Connect. The Fund may invest in China A-Shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-Shares listed and traded on the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”), or other stock exchanges in China which may participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A-Shares.

■	Pacific Basin Securities Risk. The Pacific Basin region includes countries in various stages of economic development. Many Pacific Basin countries are considered undeveloped or developing and may be subject to greater social, political and economic instability than is the case in the U.S. and Western European countries. In addition, the region has historically been prone to natural disasters, the occurrence of which could negatively impact the economy of any country in the region. The economies of most countries in this region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. These economies may depend upon only a few industries and/or exports of primary commodities and, therefore, are vulnerable to changes in commodity prices. The securities markets in the Pacific Basin may be substantially smaller, less liquid and more volatile than the major securities markets in the U.S., which may affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes. Changes in the value of those countries’ currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund’s assets denominated in those currencies.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.

Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.

Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and sanctions cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.

4American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus

Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Exchange-Traded Funds (“ETFs”) Risk. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Heavy redemptions could hurt the Fund’s performance. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Information Technology Sector Risk. The Information Technology sector includes companies engaged in software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the Information Technology sector also may be subject to increased government scrutiny or adverse government or regulatory action. Additionally, companies in the Information Technology sector are heavily dependent on intellectual property and the loss of patent, copyright or trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: (i) the securities in which the Fund reinvests cash collateral may decrease in value, causing the Fund to incur a loss, or may not perform sufficiently to cover the Fund’s payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan; (ii) non-cash collateral may decline in value, resulting in the Fund becoming under-secured; (iii) delays may occur in the recovery of loaned securities from borrowers, which could result in the Fund being unable to vote proxies or settle transactions or cause the Fund to incur increased costs; and (iv) if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Valuation Risk
Certain of the Fund’s assets may be valued at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The valuation of the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline

American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus5

substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year.   The table shows how the Fund’s average annual total returns compare to a broad-based securities market index for the periods indicated. The Fund acquired the Ninety One Emerging Markets Equity Fund, a series of The Advisors’ Inner Circle Fund III (“Predecessor Fund”), in a reorganization that closed on February 21, 2025. In connection with that reorganization, the R5 Class shares of the Fund have adopted the performance history and financial statements of the I Shares of the Predecessor Fund, and the  Y Class shares of the Fund have adopted the performance history and financial statements of the A Shares of the Predecessor Fund. The bar chart and the table below show the performance of the Fund’s R5 Class shares for all periods. The table below also shows the performance of the Fund’s Y Class shares for all periods (which differs from the performance of the A Shares of the Predecessor Fund to the extent that the performance of the A Shares reflected the deduction of applicable sales charges). In addition, in the table below, the performance of the R6 Class shares reflects the returns of the I Shares of the Predecessor Fund. The R6 Class shares would have had similar annual returns to the I Shares of the Predecessor Fund because the shares of each class represent investments in the same portfolio securities. However, the I Shares of the Predecessor Fund had different expenses than the R6 Class shares, which would affect performance. To the extent that the I Shares of the Predecessor Fund had lower expenses than the R6 Class shares, the performance of the I Shares of the Predecessor Fund would likely have been higher than the R6 Class shares would have realized during the same period. The R6 Class performance shown in the table has not been adjusted for differences in operating expenses between that share class and the Predecessor Fund’s I  Shares.  You may obtain updated performance information on the Fund’s website at  www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for R5 Class Shares. Year Ended 12/31
Highest Quarterly Return: 18.11% 4th Quarter 2020 01/01/2019 through 12/31/2024 Lowest Quarterly Return: -25.16% 1st Quarter 2020 01/01/2019 through 12/31/2024
The calendar year-to-date total return as of September 30, 2025 was 30.30%.

Average annual total returns for periods ended December 31, 2024

	Inception Date	1 Year	5 Years	Since Inception
R5 Class	11/28/2018
Returns Before Taxes		12.78%	1.73%	3.88%
Returns After Taxes on Distributions		12.70%	1.19%	3.31%
Returns After Taxes on Distributions and Sales of Fund Shares		8.15%	1.44%	3.12%

	Inception Date of Class	1 Year	5 Years	Since Inception (11/28/2018)
Share Class (Before Taxes)
Y	11/28/2018	12.56%	1.51%	3.66%
R6	02/21/2025	12.78%	1.73%	3.88%

	1 Year	5 Years	Since Inception (11/28/2018)
Index (Reflects no deduction for fees, expenses or taxes, other than withholding taxes, as noted)
MSCI® Emerging Markets Index (USD)*	7.51%	1.70%	4.04%
*	Reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident individuals who do not benefit from double taxation treaties.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an  individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for R5 Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is Ninety One North America, Inc.

6American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus

Portfolio Managers

Ninety One North America, Inc.	Archie Hart Portfolio Manager[1] Since Fund Inception (2018)[2]	Varun Laijawalla Portfolio Manager[1] Since 2023[3]
1	The positions shown for each of the portfolio managers are held with Ninety One UK Ltd., a participating affiliate of Ninety One North America, Inc.
2	Predecessor Fund inception date.
3	Includes Predecessor Fund.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds 801 Pennsylvania Ave Suite 219643 Kansas City, MO 64105-1307

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Y	$100,000	$50	None
R6	None	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon Ninety One Emerging Markets Equity Fund - Summary Prospectus7